CHANGE OF CONTROL AGREEMENT


     THIS AGREEMENT is made as of this 12th day of March, 1998, between Premier Bancorp, Inc., a Pennsylvania business corporation (the "Corporation"), Premier Bank, a Pennsylvania commercial bank (the "Bank"), and Bruce E. Sickel an adult individual (the "Executive"), collectively (the "Parties") and, individually, sometimes referred to herein as a ("Party.")

     WHEREAS, the Corporation and the Bank employ the Executive as Senior Vice President and Chief Financial Officer; and

     WHEREAS, the Executive has provided valued service to the Corporation and the Bank in the past; and

     WHEREAS, in recognition of the valued past and present service of the Executive, the Corporation and the Bank desire to provide incentive for continued valued service and grants to the Executive the benefits set forth herein upon the occurrence of a Change of Control (as defined herein); and

     WHEREAS, the purpose of this Agreement is to define certain severance benefits that will be paid by the Corporation and the Bank in the event of a Change of Control (as defined herein). This Agreement is not intended to affect, nor does it affect, the terms of the Executive's employment at will, in the absence of a Change of Control (as defined herein) of the Corporation and the Bank. Accordingly, although this Agreement will be a binding legal obligation of the Corporation and the Bank upon its execution, the Agreement will become operative only upon a Change in Control, as defined below.

     NOW  THEREFORE,   in  consideration  of  the  Executive's  service  to  the
Corporation and the Bank and of the mutual covenants, undertakings and agreements set forth herein and intending to be legally bound hereby, the Parties agree as follows:

     1. TERM. The term of the Agreement shall commence on March 12, 1998, and shall continue until either Party gives the other written notice of termination of employment, with or without cause. Provided, however, that termination of the Executive's employment by the Corporation or Bank during the period of time between the execution of an agreement to effect a Change of Control (as defined herein) and the actual Date of Change of Control (as defined herein) shall only be "For Cause." This Section shall not affect the terms of the Executive's employment at will.

     For Cause shall be defined for the purpose of this section as the occurrence of one of the following: (1) the willful failure by the Executive to substantially perform his duties hereunder, after notice from the Corporation and a failure to cure such violation within thirty (30) days of said notice; (2) the willful engaging by the Executive in misconduct injurious to the Corporation or Bank; (3) the dishonesty or gross negligence of the Executive in the performance of his duties; (4) the breach of Executive's fiduciary duty involving personal profit;
(5) the violation of any law, rule or regulation governing banks or bank officers or any final cease and desist order issued by a bank regulatory authority any of which materially jeopardizes the business of the Corporation or Bank; or (6) conduct on the part of Executive which brings public discredit to the Corporation or Bank.

     If Executive's employment is terminated during the period of time between the execution of an agreement to effect a Change of Control(as defined herein) and the actual Date of the Change of Control (as defined herein) For Cause (as defined herein), all rights of the Executive under this Agreement shall cease as of the effective date of such termination, except that Executive (i) shall be entitled to receive accrued salary through the date of such termination and (ii) shall be entitled to receive the payments and benefits to which he is then entitled under the employee benefit plans of the Employer or any affiliate thereof as of the date of such termination.

     2. DEFINITION OF CHANGE OF CONTROL. For purposes of this Agreement, the term "Change of Control" shall mean a change of control (other than one occurring by reason of an acquisition of the Corporation and/or the Bank by Executive) of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or any successor rule or regulation promulgated under the Securities Exchange Act of 1934, as amended (the "Act"); provided that, without limiting the foregoing, a Change of Control shall be deemed to have occurred if:

(a) a merger or consolidation of the Corporation or purchase of substantially all of the Corporation's assets by another "person" or group of "persons" (as such term is defined or used in Sections 3, 13(d), and 14(d) of the Act) and, as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing person is owned, immediately after the transaction, by the holders of the voting stock of the Corporation before the transaction;

(b) any "person" as defined above, other than the Corporation and/or the Bank, the Executive or any "person" who on the date hereof is a director or officer of the Corporation and/or the Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5, or any successor rule or regulation, promulgated under the Act), directly or indirectly, of securities of the Corporation which represent twenty-five percent (25%) or more of the combined voting power of the securities of the Corporation, then outstanding; or

(c) during any period of two consecutive years during the term of this Agreement and any extension thereof, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and/or the Bank cease for any reason to constitute at least two-thirds thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     3. DEFINITION OF DATE OF CHANGE OF CONTROL. For purposes of this Agreement, the "Date of Change of Control" shall be defined as the first date upon which the events delineated in Subsections (a), (b) and (c) of Section 2 are consummated or occur.


     4. PAYMENTS UPON TERMINATION. If a Change of Control (as defined herein) occurs, then the Executive shall be entitled to receive a lump sum payment equal to two (2) times his current Annual Direct Salary, at the earliest of the following events:

(a) If, between the execution of an agreement to effect a Change of Control (as defined herein) and the actual Date of a Change of Control (as defined herein) the Executive's employment with the Corporation and the Bank is terminated, other than For Cause (as defined herein);

(b) If the Executive is not offered employment by the acquiring person or entity as of the Date of Change of Control (as defined herein) in a position having equivalent responsibilities, authority, compensation and benefits as he received immediately prior to the Change of Control (as defined herein);

(c)  If,  between the Date of the Change of Control (as defined  herein) and six
     (6) months after the Date of Change of Control (as defined herein), the Executive is terminated from employment, for any reason whatsoever, by the acquiring person or entity; or

(d) If, between three (3) and (6) months after the Date of Change of Control (as defined herein), the Executive terminates his employment with the acquiring person or entity.

If at the end of six (6) months after the Date of the Change of Control (as defined herein), none of the events described above in Subsections (a), (b), (c) or (d) of this Section have occurred, then the Executive shall no longer be entitled to receive the Payments Upon Termination set forth in this Section, and the Agreement shall thereafter be null and void.

     Annual Direct Salary shall be defined herein as the fixed, gross, base annual salary paid to the Executive at such time as the Corporation and the Bank customarily pays its other senior officers and shall not include any benefits, bonuses, incentives or other compensation.

     This Agreement shall be null and void if the Payments Upon Termination provided in Section 4 hereof cause the transaction effectuating the Change of Control to not be accounted for as a pooling of interests for accounting purposes by the United States Securities and Exchange Commission and such pooling of interest accounting treatment is a condition to the consummation of the Change of Control transaction mutually agreed upon by the Parties as part of a definitive agreement for such transaction.

     5. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:
                                    Bruce E. Sickel
                                    103 Tanglebrook Drive
                                    Holland, PA 18966

         If to the Corporation:
                                    Clark S. Frame, Chairman of the Board
                                    Premier Bancorp, Inc.
                                    379 North Main Street
                                    P.O. Box 818
                                    Doylestown, PA 18901-0818

         If to the Bank:
                                    Clark S. Frame, Chairman of the Board
                                    Premier Bank
                                    450 East Street
                                    P.O. Box 818
                                    Doylestown, PA 18901-0818

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     6. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Executive, his personal representatives, heirs or assigns, and any of their successors or assigns, provided, however, that the Executive may not commute, anticipate, encumber, dispose or assign any payment herein except as specifically set forth in paragraph 9 herein.

     7.   SEVERABILITY.   If  any  provision  of  this   Agreement  is  declared
unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

     8. AMENDMENT. This Agreement may be amended or canceled only by mutual agreement of the parties in writing.

     9. PAYMENT OF MONEY DUE DECEASED EXECUTIVE. In the event of Executive's death, any monies that may be due him from the Corporation and the Bank under this Agreement as of the date of death or thereafter shall be paid to the person designated by him in writing for this purpose, or, in the absence of any such designation, to his estate.

     10. NO GUARANTEE OF EMPLOYMENT. Nothing in this Agreement shall constitute or give rise to any guarantee or contract of employment of the Executive by the Corporation and the Bank, and shall not give the Executive any right to be employed by or retained in the employ of the Corporation and the Bank in any position or capacity.

     11. LIMITATION OF DAMAGES FOR BREACH OF AGREEMENT. In the event of a breach of this Agreement by either the Corporation and the Bank or the Executive, each hereby waives to the fullest extent permitted by law the right to assert any claim against the others for punitive or exemplary damages. In no event shall any party be entitled to the recovery of attorney's fees or costs.

     12. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     13. ENTIRE AGREEMENT. This Agreement supersedes any and all prior agreements, either oral or in writing, between the parties with respect to payments upon termination after a Change of Control, and this Agreement contains all the covenants and agreements between the parties with respect to same.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be duly executed in their respective names and, in the case of the Corporation and the Bank, by its authorized representatives the day and year above mentioned.


ATTEST:                                              PREMIER BANCORP, INC.


/s/ John J. Ginley                          By:      /s/ Clark S. Frame
-------------------------                         -----------------------------
John J. Ginley                                     Clark S. Frame, Chairman of
                                                   the Board


ATTEST:                                              PREMIER BANK


/s/ John J. Ginley                          By:      /s/ Clark S. Frame
-------------------------                         -----------------------------
                                                   Clark S. Frame, Chairman of
                                                   the Board


/s/ John J. Ginley                          By:      /s/ Bruce E. Sickel
-------------------------                         -----------------------------
                                                   Bruce E. Sickel, Senior
                                                   Vice President &
                                                   Chief Financial Officer



WITNESS: